Exhibit 10.1

FIRST AMENDMENT TO LOAN AGREEMENT

THIS FIRST AMENDMENT TO LOAN AGREEMENT (this “Amendment”), dated as of July 28, 2021, is entered into by and among Mesa Organics Ltd., a Colorado limited liability company (the “Administrative Borrower”), SHWZ Altmore, LLC, a Delaware limited liability company (the “Lender”), and GGG Partners, LLC, a Georgia limited liability company (the “Collateral Agent”).

RECITALS

A.	The Administrative Borrower, the other Borrowers party thereto, the Lender and the Collateral Agent are party to that certain Loan Agreement, dated as of February 26, 2021 (the “Loan Agreement”);

B.	The Borrowers desire, among other things, to modify certain terms and conditions of the Loan Agreement as set forth in this Amendment; and

C.	The Lender and the Collateral Agent are willing to agree to the modifications to the Loan Agreement contained in this Amendment on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the foregoing promises and other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the parties hereto covenant and agree as follows:

1.                  Defined Terms. Capitalized terms used in this Amendment and not otherwise defined herein shall have the meaning given in the Loan Agreement.

2.                  Amendments to Loan Agreement.

A.                The following defined terms in Section 1.01 of the Loan Agreement are amended and restated as follows and such amendments shall be effective on a retroactive basis as of June 25, 2021:

(i)                 Delayed Draw Availability Period” means the period commencing on three (3) Business Days after the Closing Date and ending at 2:00 pm New York City time on the 180-day anniversary of the Closing Date.

(ii)              Delayed Draw Termination Date” means the earliest to occur of (i) 2:00 pm New York City time on the 180-day anniversary of the Closing Date, and (ii) the Delayed Draw Closing Date.

3.                  Loan Document Amendments. Each of the other Loan Documents is hereby amended to conform to the amendments to the Loan Agreement as set forth in Section 2 above, as applicable.

4.                  Ratification of Loan Documents and Collateral. The Loan Documents are ratified and affirmed by the Loan Parties, and shall remain in full force and effect, as modified by this Amendment. Any property or rights to or interests in property granted as security in the Loan Documents shall remain as security for the Loans and the obligations of the Loan Parties in the Loan Documents.

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5.                  Conditions Precedent. Notwithstanding anything to the contrary set forth herein, the terms and provisions of this Amendment shall not be effective unless and until all of the following shall have occurred or been waived by Lender:

A.                The Administrative Borrower shall have executed and delivered this Amendment to Lender; and

B.                 No Event of Default shall have occurred and be continuing on the date hereof or would exist after giving effect to this Amendment.

6.                  Representations and Warranties. The Administrative Borrower represents and warrants to the Lender:

A.                No Event of Default under any of the Loan Documents as modified herein, after giving effect to this Amendment, has occurred and is continuing;

B.                 After giving effect to the amendments provided for in this Amendment, the representations and warranties of each Loan Party set forth in the Loan Documents shall be true and correct in all material respects with the same effect as if then made (except to the extent stated to relate to a specific earlier date, in which case such representations and warranties shall be true and correct as of such earlier date);

C.                 The Loan Documents as modified herein are the legal, valid, and binding obligation of the Loan Parties party thereto, enforceable against the Loan Parties party thereto in accordance with their terms; and

D.                The Administrative Borrower validly exists under the laws of its jurisdiction of formation and has the requisite power and authority to execute and deliver this Amendment. This Amendment has been duly executed and delivered by the Administrative Borrower.

7.                  Miscellaneous. Sections 9.09 (Governing Law; Jurisdiction; Consent to Service of Process) and 9.10 (Waiver of Jury Trial) of the Loan Agreement are incorporate herein mutatis mutandis.

8.                  Headings of Subdivisions. The headings of subdivisions in this Amendment are for convenience of reference only, and shall not govern the interpretation of any of the provisions of this Amendment.

9.                  Counterpart Execution. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument. Delivery of an executed counterpart of this Amendment by pdf or facsimile shall be equally as effective as delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by pdf or facsimile also shall deliver an original executed counterpart of this Amendment but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

ADMINISTRATIVE BORROWER:

Mesa Organics Ltd.

By:	/s/ Justin Dye

Name:	Justin Dye

Title:	Chief Executive Officer

[Signature Page to First Amendment to Loan Agreement]

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LENDER:

SHWZ Altmore, LLC

By:	/s/ Hyung-Jin Patrick Kim

Name:	Hyung-Jin Patrick Kim

Title:	Manager

[Signature Page to First Amendment to Loan Agreement]

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COLLATERAL AGENT:

GGG Partners, LLC

By:	/s/ Katie Goodman

Name:	Katie Goodman

Title:	Managing Member

[Signature Page to First Amendment to Loan Agreement]

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